Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

证券购买协议

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 6, 2025, is by and among Dogness ( International ) Corporation, a British Virgin Islands business company with company number 1918432 and with headquarters located at No. 16, N. Dongke Rd., Tongsha Industrial Zone, Dongguan, Guangdong 523000, People’s Republic of China (the “Company”), and each of the investors signatory hereto (individually, a “Buyer” and collectively, the “Buyers”).

本证券购买协议（”本协议”）于2025年5月6日由 Dogness ( International ) Corporation（多尼斯（国际）股份有限公司），一家英属维尔京群岛公司，其总部位于中华人民共和国广东省东莞市同沙工业区东科路北16号（邮编：523000）（”公司”）与每一位在本协议上签字的投资者（单称或统称”买方”）订立。

RECITALS

序言

A. Subject to the terms and conditions set forth in this Agreement and pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to each Buyer, and each Buyer desires, severally and not jointly, to purchase from the Company the Purchased Shares (as defined below), as more fully described in this Agreement.

A.根据本协议规定的条款和条件以及1933年证券法及其修订版（”证券法”）下的 S条例，公司希望向每一买方发行和出售，并且每一买方希望分别而非连带地从公司购入购买股份（定义如下），详见本协议。

B. Each Buyer wishes to purchase, and the Company wishes to issue and sell, upon the terms and conditions stated in this Agreement, such aggregate number of Class A Shares on the signature page of such Buyer attached hereto (which aggregate amount for all Buyers shall be 1,200,000 Class A Shares and shall collectively be referred to herein as the “Purchased Shares” or the “Securities”).

B.根据本协议载明的条款及条件，每一买方希望购买且公司希望发行并出售本协议所附买方签字页上载明数量的 A类股份（所有买方的股份总数应为1,200,000股 A类股份，且在本协议中统称为”购买股份”或”证券”）。

AGREEMENT

协议

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

因此，考虑到前提及本协议中载明的相互约定及其他良好及有价值的对价（各方在此认可该等对价的收讫及其充分性），公司及每一买方特此达成如下协议：

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1.	PURCHASE AND SALE OF CLASS A SHARES.
1.	A类股份的购买及出售。

(a) Purchase of Purchased Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below) such aggregate number of Purchased Shares as is set forth on the signature page of such Buyer attached hereto.

（a）购买股份。受限于以下第6条及第7条载明的条件的满足（或豁免），公司应向每一买方发行及出售，且每一买方分别但非连带同意于交割日（定义见下文）从公司购买本协议所附买方签字页上载明数量的购买股份。

(b) Closing. The closing (the “Closing”) of the purchase of the Purchased Shares by the Buyers shall occur at the principal offices of the Company. The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., Beijing time, on the first (1st) Business Day (as defined below) on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the PRC, Hong Kong and the United States are authorized or required by law to remain closed.

（b） 交割。买方购入购买股份的交割（”交割”）应在公司的主要营业地进行。交割的日期及时间（”交割日”）应为以下第6条及第7条载明的交割条件满足或豁免之日的第一（1）个营业日（定义见下文）北京时间上午10:00（或公司及每一买方共同同意的其他日期）。本协议中所使用的”营业日”指除星期六、星期日及中国、香港及美国的商业银行依法有权或被要求停止营业的其他日期以外的任何日期。

(c) Purchase Price. The aggregate purchase price for the Purchased Shares to be purchased by each Buyer (the “Purchase Price”) shall be the amount set forth on the signature page of such Buyer attached hereto (representing a purchase price of $5.00 per Purchased Share).

（c） 购买价格。每一买方购入购买股份的总购买价格（”购买价格”）应为本协议所附买方签字页上载明的金额（代表购买股份的每股单价为5.00美元/股）。

(d) Form of Payment; Deliveries. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company for the Purchased Shares to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds to the bank account as designated by the Company prior to the Closing Date, and (ii) upon confirmation that the share purchase payment has been received, the Company shall, within 24 hours of such confirmation, instruct its registrar and transfer agent, TranShare Corporation (the “Transfer Agent”) to credit such aggregate number of Purchased Shares that each Buyer is purchasing as is set forth on the signature page of such Buyer attached hereto to such Buyer’s or its designee’s book entry account.

（d）付款方式；交付。在交割日，（i）每一买方应将即时可用的资金电汇至公司在交割日前指定的银行账户，以就交割时公司向其发行及出售的购买股份向公司支付各自的购买价格，及（ii）公司在确认收到购买股份的款项后，将于收到款项的24小时内促使其转让代理，TranShare Corporation（”转让代理人”）将每一买方购买的购买股份总数（详见本协议所附买方签字页）通过该买方或其指定人贷记至该买方或其指定人的簿记账户。

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2.	BUYER’S REPRESENTATIONS AND WARRANTIES.
2.	买方的陈述及保证。

Each Buyer, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the Closing Date:

每一买方仅就其自身分别而非连带地于本协议签署日及交割日向公司陈述及保证：

(a) Organization; Authority. Such Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

（a）组建；授权。该买方为根据其组建地法律正式组建、有效存续且信誉良好的实体，具有必要的权力及授权以签订及完成其作为当事方之一的交易文件（定义见下文）项下的交易及履行其在本协议项下的义务。

(b) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

（b）有效性；执行。本协议已由该买方正式且有效授权、签署及交付，且应构成对该买方的合法、有效及具约束力的义务，可根据其条款对该买方强制执行，除非该强制执行性可能受到以下因素的限制：一般衡平法原则或适用的破产、资不抵债、重组、延期偿付、清算及与适用的债权人权利及救济有关或对其产生普遍影响的其他类似法律。

(c) No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the consummation by such Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

（c） 无冲突。该买方对本协议的签署、交付及履行以及对本协议项下交易的完成将不会：（i）导致对该买方组织文件的违反，（ii）与该买方作为当事方之一的任何协议、契约或文件相冲突，或构成在其项下的违约（或事件，该事件因通知或时间推移或两者兼有而构成违约），或给予他人任何终止、修改、加速履行或取消该等协议、契约或文件的权利，或（iii）导致对适用于该买方的任何法律、规则、法规、命令、判决或法令（包括联邦和州证券法）的违反，除非在上述（ii）及（iii）的情况下，该等冲突、违约、权利或违反经合理预期不会单独或共同地对该买方履行其在本协议项下义务的能力产生重大不利影响。

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(d) Unregistered Securities. Such Buyer understands that the Purchased Shares have not been registered under the Securities Act. Such Buyer will not sell or otherwise dispose of the Purchased Shares without registration under the Securities Act, and under applicable state securities or “Blue Sky” laws, or pursuant to an exemption therefrom. Such Buyer acknowledges and understands that no United States federal or state agency has passed upon the Purchased Shares or made any finding or determination as to the fairness of the terms of its investment.

（d） 未登记证券。该买方理解购买股份未根据证券法进行登记。该买方在未根据证券法和相关州证券法律或”蓝天”法律登记或其豁免规定情形下，不得出售或以其他方式处置购买股份。该买方承认并理解没有美国联邦机构或州机构对购买股份进行审查或就其投资条款的公正性做出任何裁决或决定。

(e) Regulation S Representations.

(e) S条例陈述。

(1) Such Buyer is not a “U.S. Person” (as defined in Rule 902 of Regulation S under the Securities Act) and it understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the securities in any country or jurisdiction where action for that purpose is required. It is not acquiring the Purchased Shares for the account or benefit of any U.S. persons except in accordance with exemption from registration requirements of the Securities Act or in a transaction not subject thereto. If such Buyer is a natural person, such Buyer has not maintained a residence in the United States for any purpose. If such Buyer is an entity, it is incorporated, organized or formed under the laws of Hong Kong, the Cayman Islands or the British Virgin Islands and has been so since its original incorporation, organization or formation, and it is not and has not acted by or through any agency or branch located in the United States. At no time at which he or, if an entity, any of its Authorized Representatives discussed the purchase of any common shares of the Company with Company or received information relating to any offer, resale or purchase of the Purchased Shares was he or any of its Authorized Representatives, as the case may be, present in the United States. At the time that such Buyer executed this Agreement, (x) if the Buyer is a natural person, he or she was not present in the United States or (y) if the Buyer is an entity, none of its Authorized Representatives were present in the United States.

（1）该买方不是”美国人士”（定义见证券法 S条例902规则），并且其理解公司在任何司法管辖区未采取亦不会采取任何行为以允许在任何国家或司法管辖区需经该等行为而公开发行证券。其购入购买股份并非为任何美国人士的账户或利益，除非根据证券法登记要求豁免规定或在不受证券法限制的交易中进行。如该买方为自然人，其在美国没有任何住所用于任何目的。如该买方为实体，其根据香港、开曼群岛或英属维尔京群岛法律设立、组建或成立，并且自其最初设立、组建或成立之日起即如此，并且其现在和过去均未通过位于美国的任何代理或分支机构进行交易。在其或其（如为实体）任何授权代表与公司讨论公司的任何普通股的购买或收到有关购买股份的任何要约、转售或购买信息的任何时间，其或其任何授权代表（视具体情况而定）均不在美国。在该买方签署本协议时，（x）如该买方为自然人，其不在美国境内或（y）如该买方为实体，其所有授权代表均不在美国境内。

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(2) Such Buyer is not acquiring the Purchased Shares with a view to any distribution thereof that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

（2）该买方购入购买股份并非为任何会违反证券法或美国任何州或任何其他适用司法管辖区的证券法的分销行为。

(3) Buyer (A) agrees that it will not offer, sell or otherwise transfer any of the Purchased Shares nor, unless in compliance with the Securities Act, engage in hedging transactions involving such securities, on or prior to (x) the date that is one year after the later of the date of the Closing and the date of original issuance (or of any predecessor of any security proposed to be transferred by Buyer) and (y) such later date, if any, as may be required by applicable law, except (a) to the Company, (b) pursuant to a registration statement that has been declared effective under the Securities Act, (c) for so long as any security is eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonable believes is a “qualified institutional buyer” as defined in Rule 144A that purchases for its own account or for the account of another qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to persons who are not “U.S. Persons”(within the meaning of Regulation S), (e) pursuant to Rule 144 under the Securities Act, or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, and (B) agrees that it will give to each person to whom such security is transferred a notice substantially to the effect of this paragraph.

（3）买方（A）同意在（x）交割之日和最初发行之日（或买方拟转让的任何证券的任何前身发行之日（以较晚发生者为准）起一年之日，及（y）适用法律可能要求的较晚日期（如有）或该日期之前，其将不会要约出售或以其他方式转让任何购买股份，也不会进行涉及该等证券的对冲交易，除非该等交易符合证券法的规定，但以下情况除外：（a）向公司进行的，（b）根据在证券法下已被宣布有效的登记声明进行的，（c）只要任何证券根据证券法下144 A规则有资格转售，则向其合理地认为是144 A规则定义的”合格机构购买人”的，该等”合格机构购买人”为其自身利益或为另一名合格机构购买人的利益购买该等证券的，而该等合格机构购买人收到的通知内容为转让是依赖144 A规则进行的，（d）根据向非”美国人”（具有S条例的含义）的人士发出的要约和出售，（e）根据证券法下144规则，或（f）根据证券法登记要求的任何其他适用的豁免进行的，并且（B）同意其将向该等证券转让的对象发送实质上符合本段内容的通知。

(4) Buyer acknowledges that the Purchased Shares are “restricted securities” as defined in Rule 144 under the Securities Act and subject to resale restrictions during the period set forth in Rule 144.

（4）买方承认购买股份是证券法下144规则定义的”受限制证券”，并且在144规则规定的期限内受转售限制。

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(5) The Purchased Shares to be acquired by Buyer will be acquired for investment for Buyer’s or its designee’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Buyer has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Buyer does not presently have any contract, undertaking, agreement or arrangement with any person, directly or indirectly, to sell, transfer, distribute or grant participations to such person or to any third person, with respect to any of the Purchased Shares. To the extent any Purchased Shares are to be issued to in a designee’s name, all of the representations in this Section 2 are true with regard to such designee.

（5）买方购入购买股份是为买方或其指定人的投资而购买，不是以被指定人或代理人的身份购买，也不是为了转售或分销该等购买股份的任何部分，买方目前没有出售该等购买股份、授予该等购买股份的任何参与权或以其他方式分销该等购买股份的意图。该买方目前没有与任何人订立任何合同、承诺、协议或安排，以直接或间接地出售、转让、分销与购买股份相关的任何部分或授予参与权给该等人或任何第三人。如果任何购买股份将以被指定人的名义发行，则本第2条中所有陈述保证对于该被指定人而言均为真实的。

(6) Such Buyer has not previously placed any buy order with respect to any common shares of the Company, including the Purchased Shares, at any time at which (1) if the Buyer is a natural person, he or she was present in the United States or (2) if the Buyer is an entity, the person or persons making the investment decision to acquire any of the Purchased Shares, the person or persons placing any buy order for any common shares of the Company was or were present in the United States. Neither such Buyer, any of its affiliates, nor any person acting on its or their behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Purchased Shares.

（6）该买方在以下任何时候均未就公司的任何普通股（包括购买股份）下任何购买订单：（1）如果买方是一个自然人，其当时在美国，或（2）如果买方是一个实体，作出购买任何购买股份的投资决定的人或（下达购买任何购买股份的订单的人当时在美国。买方、其任何关联方或代表买方或其关联方行事的任何人士均未为任何购买股份在美国、其区域或属地的市场创造条件或合理预期会达到该等效果而采取或开展任何活动。

(f) Economic Risk. Such Buyer understands that he, she or it must bear the economic risk of the acquisition of the Purchased Shares made in connection herewith for an indefinite period of time because, among other reasons, the Purchased Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. Such Buyer has no need for liquidity with respect to the investment. Such Buyer, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the securities, and has so evaluated the merits and risks of such investment.

（f）经济风险。该买方理解，由于购买股份尚未在证券法或某些州的证券法项下登记等原因，其必须无限期地承担与本协议相关进行的购买股份相关的经济风险，因此，除非购买股份随后在证券法及该等州的适用证券法项下登记或可以获得该等登记的豁免，否则购买股份不能被转售、质押、转让或以其他方式处置。买方在本次投资下无流动性需要。该买方，无论自行或与其代表共同，具有商业和财务方面的知识、能力和经验，能够评估潜在的证券投资的优势和风险，并且已经评估了该投资的优势和风险。

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(g) No General Solicitation. The Purchased Shares are not being transferred to such Buyer by any form of general solicitation or advertising.

（g）无一般性招揽。购买股份没有通过任何形式的一般性招揽或广告的方式售卖给该买方。

(h) No Short Sales. Such Buyer has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Buyer, engaged in any transactions in the securities of the Company (including, without limitations, any short sales involving the Company’s securities) since the time that such Buyer was first contacted by the Company regarding the investment in the Company contemplated by this Agreement. Such Buyer covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed and following the execution of this Agreement.

（h）无卖空。自公司首次就本协议拟议的对公司的投资事宜联系该买方之时起，该买方没有直接或间接地，或其任何代表该买方或与其达成的任何谅解的人士亦没有，参与公司证券的任何交易（包括但不限于涉及公司证券的任何卖空交易）。该买方承诺其本人或其代表或根据与其达成的任何谅解的任何人将不会在本协议拟议的交易公开披露之前以及在本协议签署之后进行公司证券的任何交易（包括卖空交易）。

(i) Due Diligence. Such Buyer acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Purchased Shares and the merits and risks of investing in the Purchased Shares; (ii) access to information about the Company and the subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Buyer has independently evaluated the merits of its decision to purchase the Purchased Shares pursuant to the Transaction Documents, and such Buyer confirms that it has not relied on the advice of any other Buyer’s business and/or legal counsel in making such decision. Such Buyer has not relied on the business or legal advice of the Company or any of its agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such persons has made any representations or warranties to such purchaser in connection with the transactions contemplated by the Transaction Documents.

（i）尽职调查。该买方承认其已被给予（i）机会向公司代表询问其认为有必要的有关购买股份发行的条款和条件以及投资购买股份的优势和风险的问题，并获得公司代表的回答；（ii）有机会接触公司及其子公司以及它们各自的财务状况、运营结果、业务、财产、管理和前景信息，足以使其能够评估其投资；以及（iii）有机会获得公司拥有的，或在不付出不合理努力或费用的情况下能够获得的其他信息，且该等信息对于作出有关投资的知情投资决定是必要的。该买方已经独立评估了其根据交易文件购入购买股份的决定的价值，并且该买方确认其在作出该等决定时没有依赖任何其他买方业务和/或法律顾问的建议。该买方在作出本协议项下的投资决定时没有依赖公司或其任何代理、顾问或附属机构的业务或法律建议，并且确认没有任何该等人士就交易文件拟议的交易向该买方作出任何陈述或保证。

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(j) Material Non-Public Information. Such Buyer covenants and agrees that neither it nor any person acting on its behalf has received any information from the company that constitutes material non-public information, unless prior thereto such Buyer has executed a written agreement regarding the confidentiality and the use of such information. Such Buyer understands and confirms that the company shall be relying on the foregoing representations in effecting transactions in securities of the Company. In the event of a breach of the foregoing covenant by such Buyer or any person acting on its behalf, the Company shall make public disclosure of such material non-public information.

（j）重大非公开信息。该买方承诺并同意其本人或其代表均未从公司获得任何构成重大非公开信息的信息，除非在此之前该买方已经就该等信息的保密和使用签署了书面协议。该买方理解并确认公司应当依赖上述陈述以实现公司证券的交易。如果该买方或其代表违反上述承诺，公司应当对该等重大非公开信息作出公开披露。

(k) Restrictive Legend. Such Buyer understands that the Company will issue, and Buyer consents to the issuing of, stop transfer instructions to the Transfer Agent with respect to the Purchased Shares to assure compliance with the Securities Act. Such Buyer consents to the placement of the following legend, in substantially the form below, on each certificate representing the Purchased Shares:

（k）限制性说明。该买方理解公司将并且买方同意其向转让代理人发出有关购买股份的停止转让指示，以确保遵守证券法。该买方同意在代表购买股份的每份证书上按照基本如下文所示的格式标注如下说明：

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF DOGNESS ( INTERNATIONAL ) CORPORATION (THE “COMPANY”) THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (C) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE LOCAL SECURITIES LAWS AND REGULATIONS, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS DELIVERED TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND THE REGISTRAR AND TRANSFER AGENT TO SUCH EFFECT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES ARE PROHIBITED EXCEPT IN COMPLIANCE WITH THE 1933 ACT.”

“在此代表的证券并未根据美国1933年证券法及其修订版（以下简称”1933年法案”）或任何州证券法进行登记。通过购买该等证券，本权证持有人为 Dogness ( International ) Corporation（以下简称”本公司”）的利益同意，该等证券仅可（A）向本公司发行、出售、抵押或以其他方式转让，（B）依据1933年法案下的有效登记声明并遵守任何适用的当地证券法进行发行、出售、抵押或以其他方式转让，（C）根据1933年法案下的规章第904条并遵守任何适用的当地证券法进行发行、出售、抵押或转让，（D）遵守1933年法案下第144条规定的登记豁免（如可获得），并遵守任何适用的州证券法，或（E）在无需根据1933年法案登记或遵守任何适用的州证券法的交易中进行，但在（C）、（D）或（E）项的情况下，持有人已向本公司和登记员及转让代理人交付一份具有公认声誉的法律意见书，其格式和内容均令本公司和登记员及转让代理人合理地感到满意。禁止涉及证券的对冲交易，但符合1933年法案的情况除外。”

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(l) Reliance on Representations. Such Buyer acknowledges that the Company is entitled to rely on the representations and warranties of such Buyer set forth in this Agreement and will hold the Company harmless for any loss or damage that the Company or such Buyer may suffer as a result of any such representations are warranties not being true and correct.

（l） 依赖陈述。该买方承认公司有权依赖该买方在本协议中的陈述和保证，并将使公司或该买方免受因该等陈述或保证不真实或不正确而遭受的任何损失或损害。

3.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
3.	公司的陈述及保证。

The Company represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

公司于本协议签署日及交割日向每一买方陈述及保证：

(a) Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiary(ies), taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith, or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, (A) owns any of the outstanding share capital or holds any equity or similar interest of such Person or (B) controls or operates all or any part of the business, operations or administration of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

（a） 组建及资质。公司及其每一子公司均为根据其成立地管辖区域的法律正式组建、有效存续且声誉良好的实体，并具有必要的权力和权限以拥有其财产及开展其正在进行的业务。公司及其每一子公司均为在其财产所有权或所从事业务的性质要求其必须具备该等资质的所有管辖区域内开展业务的外国实体，且声誉良好，除非未能具备该等资质或保持声誉良好经合理预期不会产生重大不利影响（定义见下文）。本协议中所使用的”重大不利影响”指对（i）公司及其子公司（作为一个整体）的业务、财产、资产、负债、运营（包括其结果）、（财务或其他）状况或前景，（ii）本协议或任何其他交易文件或与本协议或其他交易文件相关的任何其他协议或文书中拟议的交易，或（iii）公司或其任何子公司履行其各自在任何交易文件（定义见下文）项下义务的权限或能力的任何重大不利影响。”子公司”指公司直接或间接（A）拥有其任何已发行股本或持有其任何股权或类似权益或（B）控制或经营其全部或任何部分业务、运营或管理的任何人，前述每一主体在本协议中单独称为”子公司”。

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(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Purchased Shares in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchased Shares) have been duly authorized by the Company’s board of directors, and (other than the filings as may be required by the SEC, the Nasdaq Capital Market or any state securities agencies) no further filing, consent or authorization is required by the Company, its board of directors or its shareholders or other governing body. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Irrevocable Transfer Agent Instructions (as defined below) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

（b）授权；执行；有效性。公司具有签署本协议及其他交易文件并履行其在本协议及其他交易文件项下的义务以及根据本协议及其他交易文件的条款发行购买股份所必需的权力和授权。公司对本协议及其他交易文件的签署和交付以及对本协议及其他交易文件拟议交易的完成（包括但不限于购买股份的发行）均已获得公司董事会的正式授权，并且（除美国证监会、纳斯达克资本市场或任何州证券机构可能要求的备案）无需公司、其董事会、股东或其他管理机构进一步提交备案、同意或授权。本协议已经签署和交付，且其他交易文件将于交割前由公司正式签署和交付，且其均构成公司合法、有效且具有约束力的义务，并可按照其各自的条款对公司强制执行，除非该等可强制执行性可能受到衡平法的一般原则或适用的破产法、资不抵债法、重组法、延期偿还法、清算法或与适用的债权人权利和救济有关或对其产生普遍影响的类似法律的限制，并且除非要求赔偿的权利和要求分摊的权利受到联邦或州证券法的限制。”交易文件”指本协议、不可撤销的转让代理人指示（定义见下文）和本协议任何一方就本协议及上述各项拟议交易订立或交付的每份其他协议和文书（包括不时 的修订）的合称。

(c) Issuance of Securities. The issuance of the Purchased Shares is duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents (including the update to the register of members of the Company), the Purchased Shares shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof.

（c）证券发行。购买股份的发行经正式授权，且在根据交易文件的条款（包括对公司股东名册的更新）发行并支付后应有效发行、款项付清且无需加缴，且不存在与购买股份的发行相关的任何优先认购权或类似权利、抵押、瑕疵、权利主张、留置权、质押、押记、税款、优先购买权、产权负担、担保权益及其他产权负担（合称”留置权”）。

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Purchased Shares) will not (i) result in a violation of the Articles of Association (as defined below) and Memorandum of Association (as defined below) of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected.

（d）无冲突。公司签署、交付及履行交易文件以及完成本协议及交易文件拟议的交易（包括但不限于购买股份的发行）将不会（i）导致违反公司的公司章程（定义见下文）和公司组织大纲（定义见下文）,（ii）与公司作为一方的任何协议、契约或文书相冲突，或构成在任何方面的违约（或在发出通知或有关时限终止或两者兼有的情况下会构成违约的事件），或给予他人任何终止、修订、加速履行或取消该等协议、契约或文书的权利，或（iii）导致违反适用于公司或公司的任何财产或资产受其约束或影响的任何法律、规则、法规、命令、判决或法令（包括但不限于外国、联邦和州证券法律及法规以及纳斯达克资本市场的规则及法规，并包括所有适用的外国、联邦和州法律、规则及法规）。

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(e) Consents. The Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filings as may be required by the SEC, the Nasdaq Capital Market or any state securities agencies), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

（e） 同意。公司无需为根据本协议或交易文件的条款签署、交付交易文件或履行其在交易文件项下或拟议的任何义务而取得任何政府单位（定义见下文）或任何监管或自律机构或任何其他主体的任何同意、授权或命令，或向任何政府单位或任何监管或自律机构进行任何备案或登记（但美国证监会、纳斯达克资本市场或任何州证券机构可能要求的备案除外）。公司根据上述要求获得的所有同意、授权、命令、备案及登记均已经或将在交割日当日或之前获得或实现，且公司不知悉可能阻止公司获得或实现交易文件项下拟议的任何登记、申请或备案的任何事实或情况。”政府单位”系指任何国家、州、县、市、镇、村、区或其他任何性质的政治管辖区，联邦、州、地方、市、外国或其他任何性质的政府或准政府机构（包括任何政府机构、分支机构、部门、官员或实体以及任何法院或其他法庭），跨国组织或机构；或行使或有权行使任何行政、执行、司法、立法、警察、监管或税务职权或任何性质的权力或工具的机构，包括由政府或公共国际组织或任何前述机构拥有或控制的任何实体或企业。

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the Class A Shares (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Purchased Shares. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

（f）买方购买证券的确认。公司确认并同意每一买方就交易文件及交易文件项下拟议交易仅以公平买方身份行事，且任何买方均不是（i）公司或其任何子公司的管理人员或董事，（ii）公司或其任何子公司的”关联方”（定义见1933年法案项下颁布的144规则（或其替代规则）（统称为”144规则”))，或（iii）就其所知，亦不是超过10% A类股份（定义见1934年法案第13d-3号规则）的”受益所有人”。公司进一步确认，任何买方均不是就交易文件及交易文件项下拟议交易担任公司或其任何子公司的财务顾问或受托人（或以任何类似身份），且任何买方或其任何代表或代理人就交易文件及交易文件项下拟议交易提供的任何意见仅系该买方购入购买股份时附带提供的意见。公司进一步向每一买方声明，公司签订交易文件的决定完全建立在公司及其代表的独立评估之上。

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(g) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of shareholders of the Company under any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

（g）无合并发行。公司、其子公司或其任何关联方，或代表其行事的任何人士均未直接或间接地提供或出售任何证券或招揽购买任何证券的任何要约，且该等情形将导致本次证券发行根据任何适用的股东批准条款，包括但不限于根据公司任何证券上市或被指定报价的任何交易所或自动报价系统的规则和规定，需要获得公司股东的批准。公司、其子公司或其关联方，或代表其行事的任何人士均不会采取任何行动或措施导致任何证券的发行与公司的其他证券发行合并。

(h) No Material Adverse Effect. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) could have a material adverse effect on any Buyer’s investment hereunder or (ii) could have a Material Adverse Effect.

（h）无重大不利影响。未发生或存在，或合理预期将存在或发生有关公司、其任何子公司或其各自的任何业务、财产、债务、前景、运营（包括其结果）或状况（财务状况或其他状况）的的事件、责任、发展或情况（i）可能对任何买方在本协议项下的投资产生重大不利影响，或（ii）可能产生重大不利影响。

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(i) Equity Capitalization.

（i）股本总额。

  (i) Definitions:

  (i) 定义：

(A) “Class A Shares” means (x) the Company’s Class A Shares without par value, and (y) any shares into which such Class A Shares shall have been changed or any shares resulting from a reclassification of such Class A Shares.

（A）”A类股份”指（x）公司的无面值A类股份，和（y）该等A类股份已变更成的任何股本或因该等A类股份重新分类产生的任何股本。

(B) “Class B Shares” means (x) the Company’s Class B Shares without par value, the terms of which may be designated by the board of directors of the Company in a certificate of designations and (y) any shares into which such Class B Shares shall have been changed or any shares resulting from a reclassification of such Class B Shares (other than a conversion of such Class B Shares into Class A Shares in accordance with the terms of such certificate of designations).

（B） “B类股份”指（x）公司的无面值 B类股份，其条款可由公司董事会在股权证书中指定，和（y）该等 B类股份已变更成的任何股本或因该等 B类股份重新分类产生的任何股本（根据该股权证书条款该等 B类股份转换为 A类股份的情况除外）。

(ii) Authorized and Outstanding Shares. As of the date hereof, the authorized shares of the Company consists of (A) an unlimited number of Class A Shares, of which 3,711,658 are issued and outstanding, and (B) an unlimited number of Class B Shares, of which 9,069,000 are issued and outstanding.

（ii）法定和发行在外的股本。截至本协议签署日，公司的法定股本包括（A）无限数量的A类股份，其中3,711,658股已发行在外，和（B）无限数量的 B类股份，其中9,069,000股已发行在外。

(j) Existing Securities; Obligations. Except as disclosed in this Agreement: (A) none of the Company’s shares, interests or authorised shares are subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or authorised shares of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares, interests or authorised shares of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or authorised shares of the Company.

（j） 现有证券；义务。除本协议已披露的外：（A）公司的任何股份、权益或股本均不受限于公司适用或允许的优先认购权或任何其他类似的权利或留置权；（B）不存在与公司的任何股份、权益或股本相关的已发放期权、认股权证、临时票据、认购权、催缴股款或任何性质的相关承诺，或可转换为、可行使为或可交换为公司的任何股份、权益或股本的证券或权利，或公司据此应或可能需要发行额外股份、权益或股本或期权、认股权证、临时票据、认购权，或与公司任何股份、权益或股本相关的任何性质的催缴或承诺，或可转换为、可行使为或可交换为公司任何股份、权益或股本的证券或权利的合同、承诺、谅解或安排。

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(k) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

（k） 披露。公司确认，除了本协议或其他交易文件项下拟议的交易的存在，其或其任何代表均未向任何买方、其代理人或律师提供任何构成或合理预期可能构成关于公司或其任何子公司的重大、非公开信息的信息。公司理解并确认，每一买方将依赖上述陈述完成公司的证券交易。由公司或其任何子公司代表公司提供的、关于公司及其子公司、公司的业务和本协议项下拟议交易的所有披露均真实、正确，且不包含对重大事实的任何不实陈述，也未遗漏为使在本协议项下作出的陈述（考虑到作出陈述的情形）不具误导性所需陈述的任何重大事实。公司或其任何子公司在本协议日期后根据本协议或其他交易文件或与本协议或其他交易文件有关而向每一买方提供的所有书面信息，作为一个整体，截至该等信息被提供之日在所有重大方面均真实、正确，且不包含对重大事实的任何不实陈述，也未遗漏为使在本协议项下作出的陈述（考虑到作出陈述的情形）不具误导性所需陈述的任何重大事实。

(l) No Brokers. No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated hereby, and no broker or finder is entitled to any brokerage or finder’s fee or other commissions in respect of such transactions based upon agreements, arrangements or understandings made by or on behalf of the Company.

（l） 无经纪人。没有经纪人或中间人曾就本协议或拟议交易为公司行事，且无任何经纪人或中间人有权根据公司或其代表所达成的协议、安排或理解就该等交易收取任何经纪费或中间人费用或其他佣金。

(m) Regulation S. No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the Securities Act), general solicitation or general advertising in violation of the Securities Act has been or will be used, nor will any offers by means of any directed selling efforts in the United States or to a U.S. persons (as defined in Rule 902 of Regulation S under the Securities Act) be made by Company, any distributor (as defined in Rule 902 of Regulation S under the Securities Act) or any of their respective affiliates or representatives in connection with the offer and sale of any of the Shares.

（m） S法规。公司、任何经销商（定义见《证券法》 S法规902规则）或其任何关联方或代表均未使用或将不会使用违反《证券法》的任何形式的”直销活动”（定义见《证券法》 S法规902规则）、一般招揽或一般广告，也不会在美国境内通过直销活动或向美国人士（定义见《证券法》 S法规902规则）进行任何要约。

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4.	COVENANTS.
4.	承诺。

(a) Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

（a）最大努力。每一买方应尽其最大努力及时满足本协议项下的每一项承诺和本协议第6条规定的应由其满足的条件。公司应尽其最大努力及时满足本协议项下的每一项承诺和本协议第7条规定的应由其满足的条件。

(b) Disclosure of Transactions and Other Material Information. The Company may, on the date of this Agreement or such other date as it deems appropriate, issue a press release (the “Press Release”) and report on Form 6-K disclosing all the material terms of the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Press Release, the parties hereto acknowledge and agree that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate.

（b）交易和其他重大信息的披露。公司可在本协议签署日或其认为合适的其他日期发布新闻稿（”新闻稿”） 和表格6- K报告，披露交易文件项下拟议交易的所有重要条款。此外，自新闻稿存档之日起，本协议各方确认并同意，公司、其任何子公司或其各自的管理人员、董事、关联方、雇员或代理人作为一方，与任何买方或其任何关联方作为另一方的任何书面或口头协议项下的任何及全部保密或类似义务应当终止。

(c) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

（c）业务经营。公司及其子公司的业务经营不应违反任何政府机构的任何法律、法令或法规，除非该等违反经合理预期不会单独或共同导致重大不利影响。

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.
5.	注册；转让代理人指示；说明。

(a) Register of Members. The Company shall cause the Transfer Agent to record the name and address of the Person in whose name the Purchased Shares have been issued (including the name and address of each transferee) and the number of Purchased Shares held by such Person in the Company’s register of members. The Company represents that as a matter of the laws of the British Virgin Islands, the Purchased Shares will be deemed to be issued when the name of the Buyer is entered in the register of members of the Company.

（a）注册。公司应促使其转让代理人记录以其名义发行购买股份的人的名称和地址（包括每一受让人的名称和地址）以及该等人持有的购买股份的数量。公司声明并确认，根据英属维尔京群岛法律，当买方姓名记载于公司股东名册后，所购买股份即视为已发行。

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(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its Transfer Agent (the “Irrevocable Transfer Agent Instructions”) to update the register of members and credit shares in book entry, registered in the name of each Buyer or its respective nominee(s), for the Purchased Shares. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b) will be given by the Company to its Transfer Agent with respect to the Purchased Shares, and that the Purchased Shares shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents.

（b）转让代理人指示。公司应向其转让代理人发出不可撤销的指示（”不可撤销的转让代理人指示”），就购买股份向以每一买方或其指定人的名义登记的账户发放贷记股份。公司声明并保证，公司不向其转让代理人发出本第5（b）条中提及的不可撤销的转让代理人指示以外的任何关于购买股份的指示，且在本协议和其他交易文件规定的范围内，购买股份应以其他方式可在公司的簿册和记录（如适用）上自由转让。

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO ISSUE AND SELL.
6.	公司履行发行和出售义务的条件。

The obligation of the Company hereunder to issue and sell the Purchased Shares to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

公司在本协议项下于交割时向每一买方发行和出售购买股份的义务应以下列每一条件在交割日或交割日之前得到满足为前提，前提是该等条件仅为公司的利益，且公司可在任何时候自行决定向每一买方发出事先书面通知后豁免该等条件：

(a) Such Buyer shall have executed each of the other Transaction Documents to which it is a party and delivered the same to the Company.

（a）该买方应已签署其为一方的所有其他交易文件并向公司交付该等交易文件。

(b) Such Buyer shall have delivered to the Company the Purchase Price for the Purchased Shares being purchased by such Buyer at the Closing by wire transfer of immediately available funds.

（b）该买方应已在交割时以即时可用的资金通过电汇方式向公司交付购买股份的购买价格。

(c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

（c）该买方的陈述和保证截至作出之日和交割日在所有实质方面均为真实和正确的，如同其最初在当时作出（除载明特定日期的陈述和保证外，该等陈述和保证截至该特定日期应为真实和正确），且该买方应在所有实质方面已履行、满足并遵守本协议要求其于交割日或交割日之前履行、满足或遵守的承诺、协议和条件。

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7.	CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.
7.	每一买方履行购买义务的条件。

The obligation of each Buyer hereunder to purchase its Purchased Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

本协议项下每一买方在交割时购买其购买股份的义务应以下列每一条件在交割日或交割日之前得到满足为前提，前提是该等条件仅为该买方的利益，且该买方可在任何时候自行决定向公司发出事先书面通知后豁免该等条件：

(a) The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents and the Company shall have duly delivered to such Buyer such aggregate number of Purchased Shares set forth on the signature page of such Buyer attached hereto, as being purchased by such Buyer at the Closing pursuant to this Agreement.

（a）公司应已正式签署并向该买方交付每一份交易文件，且公司应已向该买方正式交付在本协议所附买方签字页上所示数量并由买方在交割时购入的购买股份。

(b) Each and every representation and warranty of the Company shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

（b）公司的每一陈述和保证截至作出之日和交割日在所有实质方面均为真实和正确的，如同其最初在当时作出（除载明特定日期的陈述和保证外，该等陈述和保证截至该特定日期应为真实和正确），且公司应在所有实质方面已履行、满足并遵守本协议要求其于交割日或交割日之前履行、满足或遵守的承诺、协议和条件。

(c) The Company shall have delivered to such Buyer a letter from the Transfer Agent certifying the number of Class A Shares outstanding on the Closing Date immediately prior to the Closing.

（c）公司应已向该买方交付其转让代理人出具的信函，证明交割日前已发行在外的 A类股份的数量。

(d) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Purchased Shares.

（d）公司应已获得出售购买股份所需的所有政府、监管或第三方的同意和批准（如有）。

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(e) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

（e）无任何具有管辖权的法院或政府机构通过、签署、颁布或认可禁止交易文件项下任何交易完成的成文法、规则、法规、行政命令、法令、裁定或禁令。

(f) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

（f）自本协议签署之日起，未发生任何事件或一系列事件将合理地产生或导致重大不利影响。

8.	TERMINATION.
8.	终止。

In the event that the Closing shall not have occurred with respect to a Buyer within ten (10) days of the date hereof, then such Buyer or the Company shall have the right to terminate its obligations under this Agreement with respect to such other party at any time on or after the close of business on such date without liability of the terminating party to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement (including, without limitation, any Buyer’s failure to pay the Purchase Price for the Purchased Shares), and (ii) the abandonment of the sale and purchase of the Purchased Shares shall be applicable only to such Buyer. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

如果某买方在本协议签署日后十（10）天内未完成交割，则该买方或公司应有权在该日营业时间结束当日或之后的任何时间终止其在本协议项下对该等对方的义务，且终止方无需对任何其他方承担责任；但是，（i）如果本协议项下的交易未能在该日完成系因该买方违反本协议所致（包括但不限于买方未能支付购买股份的购买价格），则该买方不享有本第8条项下终止本协议的权利，且（ii）放弃买卖购买股份的规定应仅适用于该买方。本第8条的任何规定均不应被视为免除任何一方对其违反本协议或其他交易文件条款和规定的任何责任，也不应被视为损害任何一方强制任何其他方履行其在本协议或其他交易文件项下义务的权利。

9.	MISCELLANEOUS.
9.	其他。

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The parties hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

（a）管辖法律；管辖权；陪审团审理。所有与本协议的构成、有效性、执行和解释相关的问题均应受纽约州内部法律管辖，但将导致适用除纽约州之外的任何其他司法管辖区法律的任何法律选择或法律冲突条款或规则（无论是纽约州的还是任何其他司法管辖区的）不予生效。对于本协议项下、与本协议相关、任何其他交易文件项下、或与本协议或其他交易文件项下的任何交易相关的任何争议，本协议各方在此不可撤销地接受位于纽约市曼哈顿区的州法院和联邦法院的排他性管辖，本协议各方在此不可撤销地放弃并同意不在任何起诉、诉讼或法律程序中主张其不受任何该等法院属人管辖、该等起诉、诉讼或法律程序是在不方便审理的法院提起的、或该等起诉、诉讼或法律程序的审判地不适当。

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(b) Counterparts. This Agreement may be executed in six or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

（b）文本。本协议可签署六份或多份相同文本，所有文本应被视为同一份协议，并应在文本已由每一方签署并交付给另一方时生效。如果任何签字通过传真或电子邮件交付，且该等电子邮件包含经签署的签字页的可移植文件格式（. pdf)，则该等签字页将构成签署方（或由他人代其签署该等签字页的一方）有效和有约束力的义务，且具有与该等签字页作为签字页原件具有同等效力。

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

（c）标题；术语。本协议的标题仅为查阅方便而设，不应构成本协议的一部分或影响本协议的解释。除非上下文另行明确指出，本协议中的每个代词应视为包括其阳性、阴性、中性、单数和复数形式。术语”包括”及类似含义的词语应作广义解释，如同后接”但不限于”。术语”本协议中”、”本协议项下”、”本协议的”及类似含义的词语系指本协议的整体，而非仅指其所在的条款。

(d) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

（d）可分割性。如果本协议的任何条款为法律所禁止或被有管辖权的法院认定为无效或不可执行，则原本被禁止、无效或不可执行的条款应被视为在其有效和可执行的最大范围内进行修订，且只要修改后的本协议继续表达了各方就本协议主题事项的最初意图且该等条款的被禁止性、无效或不可执行性并未实质性损害各方各自的期望或互惠义务或本应赋予各方的利益的实际实现，则该等条款的无效或不可执行性不应影响本协议其他条款的有效性。各方将通过善意协商，努力以有效条款取代被禁止、无效或不可执行的条款，且该等有效条款的效果应尽可能与被禁止、无效或不可执行的条款的效果相似。

(e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, its Subsidiaries, their affiliates and Persons acting on their behalf, including, without limitation, any transactions by any Buyer with respect to Class A Shares or the Purchased Shares, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein.

（e）完整协议；修订。本协议、其他交易文件和其中提及的文件取代买方、公司、其子公司、其关联方和代表其行事的人士之间的所有其他先前的口头或书面协议，包括但不限于任何买方就 A类股份或购买股份进行的任何交易及其中包含的其他事项，且本协议、其他交易文件和其中提及的文件包含各方仅与其中涉及事项相关的全部理解。

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(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The mailing addresses and e-mail addresses for such communications shall be:

（f）通知。本协议项下要求或允许发出的任何通知、同意、放弃或其他通信必须采用书面形式并在以下情况下视为已送达：（i）专人递送的，一经收到；（ii）通过电子邮件发送的，一经收到（前提是该等电子邮件由发送方存档（无论以电子或其他方式），且发送方未从收件人的电子邮件服务器收到自动生成的消息，表明该等电子邮件无法发送给该收件人）；或（iii）通过隔夜快递服务寄送并指定隔日送达后的第一（1）个营业日，且在任何情况下，均应正确填写收件方的地址。该等通信的邮寄地址和电子邮件地址应为：

If to the Company:

如发送给公司：

No. 16, N. Dongke Rd.
Tongsha Industrial Zone
Dongguan, Guangdong 523000
People’s Republic of China
Telephone: (+86) 18820609835
Attention: Cao Aihua, Chief Financial Officer
E-Mail: of08@dogness.com

中国广东省东莞市同沙工业园东科路北16，523000

电话：(+86) 18820609835

收件人：曹爱华（首席财务官）

电子邮件：of08@dogness.com

With a copy (which shall not constitute notice) to:

Anthony W. Basch, Esq.

Kaufman & Canoles, P.C.

Two James Center, 14th Floor

1021 E. Cary St.

Richmond, Virginia 23219

United States of America

awbasch@kaufcan.com

副本（不构成通知）发送至:

安东尼·布什先生

考夫曼-卡诺莱斯有限公司

詹姆斯中心2号，14楼

东凯里街1021号。

弗吉尼亚州里士满23219

美利坚合众国

awbasch@kaufcan.com

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If to the Transfer Agent:

如发送给转让代理人：

Transhare Corporation
Bayside Center 1

17755 North US Highway 19

Suite # 140

Clearwater FL 33764
Attention: Jinlong Liu
E-Mail: Jliu@Transhare.com

转让公司

海湾中心1

美国19号高速公路北段17755号

140号套房

佛罗里达州清水市33764

收件人：刘金龙

电子邮件：Jliu@Transhare.com

If to a Buyer, to its mailing address and e-mail address set forth on the signature page of such Buyer attached hereto,

如发送给买方，应发送至本协议所附签字页上载明的买方邮寄地址和电子邮件地址，

or to such other mailing address and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s e-mail containing the time, date and recipient’s e-mail or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by e-mail or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

或发送至接收方在该等变更生效前五（5）日向其他方发送书面通知说明的其他邮寄地址和/或电子邮件地址和/或收件人的其他人士。（A）该等通知、同意、放弃或其他通信的收件人作出的书面收件确认，（B）发送方的电子邮件机械或电子生成的包含时间、日期和收件人的电子邮件，或（C）隔夜快递服务提供的书面收件确认应分别作为上述第（i）、（ii）或（iii）项中的专人送达、电子邮件收件或隔夜快递服务收件的可反驳的证据。

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities with prior notification to the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

（g）继承人和受让人。本协议应约束各方及其各自的继承人和受让人，并及于他们各自的利益。未经买方事先书面同意，公司不得转让本协议或本协议项下的任何权利或义务。经事先通知公司，买方可转让其在本协议项下的部分或全部权利，在此情况下，就该等被转让的权利而言，该等受让人应被视为本协议项下的买方。

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(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

（h）无第三方受益人。本协议旨在为本协议各方及其各自的获准继承人和受让人而设，并非为第9（k）条所述的受偿方以外的任何其他人士的利益，亦不得由该等人士执行本协议的任何规定。

(i) Survival. The representations, warranties, agreements and covenants shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

（i）存续。陈述、保证、约定和承诺应于交割后继续有效。每一买方应仅对其自身在本协议项下的陈述、保证、约定和承诺负责。

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

（j）进一步保证。每一方应进行及履行，或促使进行及履行，并应签署及交付任何其他方可能合理要求的所有该等进一步行动和事宜，以实现本协议的意图和目的，并完成本协议项下所拟定的交易。

(k) Indemnification.

（k）赔偿。

(i) In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, each party (the “Indemnifying Party”) shall defend, protect, indemnify and hold harmless the other parties and all of their shareholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by such party in any of the Transaction Documents, or (b) any breach of any covenant, agreement or obligation of such party contained in any of the Transaction Documents

（i）作为每一买方签署和交付交易文件并购买交易文件项下的证券的对价，以及除公司在交易文件项下的所有其他义务之外，每一方（”赔偿方”）应就如下情况为其他各方及其所有股东、合伙人、成员、管理人员、董事、雇员和直接或间接投资者以及任何前述主体的代理人或其他代表（包括但不限于与本协议项下拟议交易相关的人员）（合称”受偿方”）辩护，保护，赔偿，并使其免受损害：（a）该方在任何交易文件中作出虚假陈述或违反任何陈述或保证；或（b）违反任何交易文件载明的该方的任何承诺、约定或义务；或与之相关的任何和所有诉讼、诉因、权利主张、损失、成本、处罚、费用、责任和损害及支出（无论该等受偿方是否为本协议项下赔偿寻求诉讼的一方），包括合理的律师费用和支出（”赔偿责任”）。

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(ii) Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Indemnitee under this Section 9(k), deliver to the Indemnifying Party a written notice of the commencement thereof, and the Indemnifying Party shall have the right to participate in, and, to the extent the Indemnifying Party so desires, to assume control of the defense thereof with counsel mutually satisfactory to the Indemnifying Party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Indemnifying Party if: (A) the Indemnifying Party has agreed in writing to pay such fees and expenses; (B) the Indemnifying Party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Indemnifying Party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Indemnifying Party (in which case, if such Indemnitee notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, then the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided further, that in the case of clause (C) above, the Indemnifying Party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Indemnifying Party in connection with any negotiation or defense of any such action or Indemnified Liability by the Indemnifying Party and shall furnish to the Indemnifying Party all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Indemnifying Party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Indemnifying Party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Indemnifying Party shall not unreasonably withhold, delay or condition its consent. The Indemnifying Party shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Indemnifying Party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve the Indemnifying Party of any liability to the Indemnitee under this Section 9(k), except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.

（ii）在本第9（k）条项下的受偿方收到涉及赔偿责任的任何诉讼或程序（包括任何政府诉讼或程序）开始的通知后，如果在本第9（k）条项下针对受偿方提出相关权利主张，则该受偿方应向赔偿方交付该等诉讼或程序开始的书面通知，赔偿方有权参与并在赔偿方希望的范围内通过令赔偿方和受偿方共同满意的法律顾问参与该等诉讼或程序的辩护，但前提是，在下列情况下，受偿方有权聘请自己的法律顾问，并且该等法律顾问的费用和支出由赔偿方支付：（A）赔偿方已书面同意支付该等费用和支出；（B）赔偿方未立即就该等赔偿责任进行抗辩及未在任何该等赔偿责任中聘请令该受偿方合理满意的法律顾问；或（C）任何该等赔偿责任的列名当事方（包括任何牵涉方）包括该受偿方和赔偿方，法律顾问已告知该等法律顾问如代表该受偿方和赔偿方，则很可能存在利益冲突（在此情况下，如果该受偿方书面通知赔偿方，其选择另行聘请法律顾问并承担相关费用，则赔偿方无权就此进行抗辩，且该等法律顾问的费用应由赔偿方承担），但前提是，在上述第（C）款的情况下，赔偿方不承担受偿方另行聘请一（1）位以上不同法律顾问的合理费用和支出。就赔偿 方就任何该等诉讼或赔偿责任进行的任何谈判或抗辩，受偿方应与赔偿方合理合作，并应向赔偿方提供受偿方可合理获得的、与该等诉讼或赔偿责任有关的所有信息。赔偿方应使受偿方始终合理知悉抗辩或与之有关的任何和解谈判的进展情况。赔偿方对未经其事先书面同意而实施的任何诉讼、索赔或程序的任何和解不承担责任，但前提是，赔偿方不应无理拒绝、延迟或附加条件作出同意。未经受偿方事先书面同意，赔偿方不应同意作出任何判决，也不应达成任何和解或其他妥协，如果申请人或原告就该等赔偿责任或诉讼免除该等受偿方的所有责任的声明未作为无条件条款包括在任何判决或和解或其他妥协中，且该等和解不应包括受偿方对过错的任何承认。在作出本协议项下规定的赔偿后，赔偿方应代位获得受偿方对与赔偿事项有关的所有第三方、企业或公司的所有权利。未在任何该等诉讼开始的合理时间内向赔偿方发出书面通知不应免除赔偿方在本第9（k）条项下对受偿方的任何责任，除非赔偿方就该等诉讼进行抗辩的能力受到重大不利影响。

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(l) Remedies. Each Buyer and in the event of assignment by Buyer of its rights and obligations hereunder, each holder of Purchased Shares, shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

（l）救济。每一买方，以及在买方转让其在本协议项下的权利和义务的情况下，购买股份的每一持有人，应享有交易文件中规定的所有权利和救济，以及在任何法律项下该等持有人在任何时候被授予的所有权利和救济。在本协议任何条款下享有任何权利的任何人士应有权特别地执行该等权利（无需提供保证金或其他担保），因违反本协议任何条款而导致的损害赔偿，以及行使法律赋予的所有其他权利。本协议和其他交易文件中规定的救济应是累积的，并且是对本协议和其他交易文件项下、法律上或衡平法上所有其他救济（包括实际履行令和/或其他禁令救济）的补充。

(m) Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.

（m）买方义务和权利的独立性。每一买方在交易文件项下的义务与任何其他买方的义务是单独的且不连带的，任何买方均不以任何方式对任何其他买方在任何交易文件项下义务的履行负责。

[signature pages follow]

[以下为签字页]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

兹此为证，本证券购买协议已由以下主体之授权签字人于文首所述日期正式签署。

COMPANY: 公司：

DOGNESS ( INTERNATIONAL ) CORPORATION 多尼斯（国际）股份有限公司

By: 签署人：
Name: 姓名：
Title: 职务：

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

兹此为证，本证券购买协议已由以下主体之授权签字人于文首所述日期正式签署。

Name of Buyer:

买方名称：

Signature of Buyer: _________________________________

买方签名：_________________________________________________

Email and Address for Notice to Buyer:

买方的通知电邮和地址：

Purchase Price: $5.00

购买价格：$5.00

No. of Purchased Shares:

购买股份数量：